THE

                                   Park Avenue

                                    PORTFOLIO

                         Supplement dated April 9, 1998
                       to Prospectus dated January 2, 1998

This Supplement should be retained with the Prospectus for future reference.

The following replaces the first two paragraphs of the section entitled Portfolio Managers appearing on page 34 of the Prospectus:

Effective April 9, 1998, Frank J. Jones, Ph.D., President of the Portfolio, Larry Luxenberg, CFA, Vice President of the Portfolio, and John B. Murphy, CFA, Vice President of the Portfolio will assume joint responsibility for the portfolio management of The Guardian Park Avenue Fund. Mr. Murphy, has been a Vice President, Equity Securities of The Guardian Life Insurance Company of America (Guardian Life) since June 1997. Prior thereto, Mr. Murphy was a Second Vice President, Equity Securities. For the last eight years, Mr. Murphy has been responsible for the management of Guardian Lifes convertible bond and preferred stock assets. He has not previously managed a registered management investment company. Mr. Murphy will concurrently assume joint responsibility for the management of The Guardian Stock Fund, Inc. with Dr. Jones and Mr. Luxenberg.

Effective April 9, 1998, Mr. Luxenberg also assumes sole responsibility for the portfolio management of The Guardian Park Avenue Small Cap Fund. Mr. Luxenberg has shared responsibility for the management of the assets of that fund since its inception in May 1997. Mr. Luxenberg, has been a Second Vice President, Equity Securities of Guardian Life since June, 1997 and prior thereto, was an Assistant Vice President, Equity Securities, has concurrently assumed sole responsibility for management of The Guardian Small Cap Stock Fund. Mr. Luxenberg, who has been a securities analyst for Guardian Life for the last twelve years, has concurrently assumed sole responsibility for management of The Guardian Small Cap Stock Fund.